Exhibit 99.(17)

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS
SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-888-221-0697

OR LOG ON TO WWW.PROXYWEB.COM

[INSURANCE COMPANY NAME PRINTS HERE]

SP SMALL CAP GROWTH PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – March 5, 2008

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE SP SMALL CAP GROWTH PORTFOLIO OF THE FUND TO BE HELD ON MARCH 5, 2008 AT 10:00 A.M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 14th FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07201.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

☐             (Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or hew own name, indicating that he or she is a “Partner.”

Please fill in box (es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :	To approve a Plan of Reorganization

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS
SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-888-221-0697

OR LOG ON TO WWW.PROXYWEB.COM

[INSURANCE COMPANY NAME PRINTS HERE]

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – March 5, 2008

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO OF THE FUND TO BE HELD ON MARCH 5, 2008 AT 10:30 A.M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 14th FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07201.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

☐             (Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or hew own name, indicating that he or she is a “Partner.”

Please fill in box (es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :	To approve a Plan of Reorganization

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS
SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-888-221-0697

OR LOG ON TO WWW.PROXYWEB.COM

[INSURANCE COMPANY NAME PRINTS HERE]

SP LARGE CAP VALUE PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – March 5, 2008

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE SP LARGE CAP VALUE PORTFOLIO OF THE FUND TO BE HELD ON MARCH 5, 2008 AT 11:00 A.M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 14th FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07201.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

☐             (Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or hew own name, indicating that he or she is a “Partner.”

Please fill in box (es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :	To approve a Plan of Reorganization

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS
SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-888-221-0697

OR LOG ON TO WWW.PROXYWEB.COM

[INSURANCE COMPANY NAME PRINTS HERE]

SP AIM CORE EQUITY PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – March 5, 2008

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE SP AIM CORE EQUITY PORTFOLIO OF THE FUND TO BE HELD ON MARCH 5, 2008 AT 11:30 A.M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 14th FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07201.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

☐             (Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or hew own name, indicating that he or she is a “Partner.”

Please fill in box (es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :	To approve a Plan of Reorganization

☐ FOR	☐ AGAINST	☐ ABSTAIN